                                                                    Exhibit 10.1


                          Schedule A to Exhibit 10.1
                          --------------------------

Documents identical to the Form of Transaction Support Agreement in all material respects except as to the parties thereto:

  (1)  Transaction Support Agreement of Karim Alibhai, signed by Karim Alibhai.

  (2)  Transaction Support Agreement of Milton Fine, signed by Milton Fine.

  (3)  Transaction Support Agreement of Rolf Ruhfus, signed by Rolf Ruhfus.

  (4)  Transaction Support Agreement of Sherwood Weiser, signed by
       Sherwood Weiser.

  (5)  Transaction Support Agreement of G-1 Securities, L.P., signed by
       M. Kevin Bryant.

  (6)  Transaction Support Agreement of G-2 Securities, L.P., signed by
       M. Kevin Bryant.

  (7)  Transaction Support Agreement of G-3 Securities, L.P., signed by
       M. Kevin Bryant.

  (8)  Transaction Support Agreement of CFH Capital Resources, L.P., signed by
       M. Kevin Bryant.

  (9)  Transaction Support Agreement of Mill Spring Holdings, Inc., signed by
       M. Kevin Bryant.

                                                                    Exhibit 10.1

                    [Form of Transaction Support Agreement]

                                    February 26, 1999


Apollo Real Estate Investment Fund III, L.P.
Apollo Investment Fund IV, L.P.
Thomas H. Lee Equity Fund IV, L.P.
Thomas H. Lee Foreign Fund IV, L.P.
Thomas H. Lee Charitable Investment L.P.
THL-CCI Limited Partnership
Beacon Private Equity, Inc.
Beacon Capital Partners, Inc.
Strategic Real Estate Investments I, L.L.C.

Ladies and Gentlemen:

     Reference is made to the Securities Purchase Agreement, dated as of February 18, 1999 (the "Purchase Agreement"), by and among Patriot American Hospitality, Inc., a Delaware corporation ("Patriot"), Wyndham International, Inc., a Delaware corporation ("Wyndham," and together with Patriot, the "Companies"), Patriot American Hospitality Partnership, L.P., a Virginia limited partnership ("Patriot LP"), Wyndham International Operating Partnership, L.P., a Delaware limited partnership ("Wyndham LP," and together with Patriot LP, the "Operating Partnerships") and Apollo Real Estate Investment Fund III, L.P., Apollo Investment Fund IV, L.P., Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P., THL-CCI Limited Partnership, Beacon Capital Partners, Inc., Beacon Private Equity, Inc. and Strategic Real Estate Investments I, L.L.C. (the "Investors"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

     The undersigned represents and warrants that, as of the date hereof, (i) the undersigned beneficially owns the capital stock of the Companies and the partnership interests in the Operating Partnerships as set forth in Schedule A hereto (collectively, the "Securities") and (ii) has sole power to direct the voting and disposition of the Securities. Except as set forth in Schedule A hereto, as of the date hereof, the undersigned does not beneficially own any capital stock of the Companies and/or partnership interests in the Operating Partnerships.

     In order to induce the Investors to enter into the Purchase Agreement, the undersigned has executed this letter agreement and delivered it to the Investors. Pursuant to this letter agreement, the undersigned agrees, subject to the truth and accuracy of the Investors' representations and warranties set forth herein, that, at any meeting of the stockholders of Patriot or Wyndham called with respect to the restructuring of the Companies and the Operating Partnerships as contemplated by the Purchase Agreement (the "Restructuring"), pursuant to which Patriot will merge with a subsidiary of Wyndham and become a wholly owned subsidiary of Wyndham (the "Merger"), the issuance of shares of




Wyndham Common Stock in connection with the Restructuring (the "Issuance") and any other transactions contemplated by the Purchase Agreement, and at any adjournment thereof, and with respect to any consent solicited with respect to the foregoing, the undersigned shall vote the shares of Wyndham Common Stock and Patriot Common Stock held by the undersigned, if any, as of the record date fixed for determining persons entitled to receive notice of and vote at such meeting or act by written consent that the undersigned is then entitled to vote in favor of approval of the Restructuring, the Merger, the Issuance and the other transactions contemplated by the Purchase Agreement. The undersigned may vote on all other matters in its sole discretion. The undersigned shall cause any shares of Wyndham Common Stock and Patriot Common Stock then held by it to be present, in person or by proxy, at all meetings of stockholders of Patriot or Wyndham called with respect to the Restructuring, the Issuance and the transactions contemplated by the Purchase Agreement, and at any adjournment thereof, so that any such shares held by the undersigned shall be counted for the purpose of determining the presence of a quorum at such meetings. In addition, the undersigned shall provide the requisite consent(s) in any consent solicitation with respect to approval of the Restructuring, the Merger, the Issuance and other transactions contemplated by the Purchase Agreement so that any such shares then held by the undersigned will be included in counting the number of consents received in such solicitation. The undersigned agrees that, if any or all of the Securities are (i) common units or preferred units of Wyndham LP or Patriot LP (the "Partnership Units") and/or (ii) preferred stock of Wyndham or Patriot (the "Preferred Stock" and together with the Partnership Units, the "Exchangeable Securities"), the undersigned will in good faith consider and discuss with the Investors the possibility of accepting the offer made pursuant to the Purchase Agreement to exchange the Exchangeable Securities for shares of Wyndham Class A Common Stock (as defined in the Purchase Agreement).

     This letter agreement is intended to bind the undersigned only with respect to the voting of Securities as a stockholder or limited partner of the Companies or the Operating Partnerships, and notwithstanding anything in this letter agreement to the contrary, shall not prohibit the undersigned from acting in accordance with the undersigned's fiduciary duties as an officer or director or partner of the Companies or the Operating Partnerships.

     Subject to the last paragraph of this letter agreement, the undersigned hereby agrees that the undersigned will not, from the date hereof until the closing of the transactions contemplated by the Purchase Agreement (the "Closing"), voluntarily sell, transfer, pledge or otherwise dispose of any of the Securities beneficially owned by the undersigned, or agree to do any of the foregoing, unless the purchaser, transferee, pledgee or other recipient of such disposition assumes the undersigned's obligations hereunder; provided that (a) the foregoing shall not apply to any Securities issued to the undersigned pursuant to Wyndham's or Patriot's payment of a dividend in respect to the fourth quarter of 1998, (b) nothing in this letter agreement shall limit or otherwise adversely affect the undersigned's ability to effect a redemption of any of the undersigned's Securities to the extent that (i) such redemption is effected in accordance with the terms of any applicable partnership agreement,
(ii) such redemption has heretofore been approved or (iii) such redemption is hereafter approved by the general partner of the applicable partnership and (c) the undersigned shall be permitted to pledge Securities pursuant to one or more agreements to which the undersigned is a party on the date hereof.

     The undersigned hereby represents and warrants that (a) this letter agreement has been duly executed and delivered by the undersigned and is a valid and binding agreement of the undersigned, enforceable against the undersigned in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally and by general equity principles, and (b) the execution and delivery by the undersigned of this letter agreement do not, and the performance of the obligations which the undersigned is obligated to perform hereunder will not, constitute a violation by the undersigned of any restriction of any kind or character to which the undersigned is subject which would prevent or significantly restrict or delay the performance of the undersigned's obligations hereunder, and the undersigned hereby covenants that if such representations and warranties cease to be true, accurate and correct in any material respect at or prior to the Closing, the undersigned will promptly notify Patriot and Wyndham in writing of the facts and circumstances which led to such representations no longer being true, accurate and correct in all material respects.

     The Investors hereby represent and warrant that the obligations imposed on the undersigned pursuant to this letter agreement are no greater or more burdensome than the obligations imposed on other holders of securities of the Companies and the Operating Partnerships pursuant to similar letter agreements entered into at the request of the Investors as a condition to the Investors' agreement to enter into the Purchase Agreement.

     Any notices required to be sent to the Investors under this letter agreement shall be sent to: (i) Apollo Real Estate Investment Fund III, L.P. and Apollo Investment Fund IV, L.P., 1301 Avenue of the Americas, 38/th/ Floor, New York, New York 10019; (ii) Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P., Thomas H. Lee Charitable Investment L.P., and THL-CCI Limited Partnership, 75 State Street, Suite 2600, Boston, Massachusetts 02109,
(iii) Beacon Capital Partners, Inc. and Beacon Private Equity, Inc., One Federal Street, 26/th/ Floor, Boston, Massachusetts 02110; and (iv) Strategic Real Estate Investments I, L.L.C., 1995 University Avenue, Suite 550, Berkeley, California 94704; with copy to Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10023, Attn: Randall H. Doud.

     Notwithstanding anything to the contrary in this letter, this letter will be of no further force and effect and shall termination upon the earlier of (a) the closing of the Restructuring, (b) the termination of the Purchase Agreement and (c) September 30, 1999.

     This letter shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of laws thereof and shall be binding upon all beneficiaries, heirs at law, distributees, successors, assigns and legal representatives of the undersigned. This letter agreement may be executed in counterparts, each of which shall be deemed an original, but which together constitute one and the same instrument.

                                    Very truly yours,




                                    -----------------------------------
                                    Name:


Accepted and agreed as of
the date first written above:

APOLLO REAL ESTATE
INVESTMENT FUND III, L.P.

By:  Apollo Real Estate Advisors III, L.P.,
     its General Partner

By:  Apollo Real Estate Capital Advisors III, Inc.,
     its General Partner

By:
   __________________________________________________
   Name:
   Title

APOLLO INVESTMENT FUND IV, L.P.

By:  Apollo Advisors, IV, L.P.,
     its General Partner

   By: Apollo Capital Management IV, Inc.,
       its General Partner

   By:
       ------------------------------------
       Name:
       Title:



THOMAS H. LEE EQUITY FUND IV, L.P.

By:  THL Equity Advisors IV, LLC

By:
   ----------------------------------------
   Name:
   Title:



THOMAS H. LEE FOREIGN FUND IV, L.P.

By:  THL Equity Advisors IV, LLC

By:
   ----------------------------------------
   Name:
   Title:

THOMAS H. LEE CHARITABLE
INVESTMENT L.P.

By:  THL Equity Advisors IV, LLC

By:
   ---------------------------------------
   Name:
   Title:



THL-CCI LIMITED PARTNERSHIP

By:  THL Equity Advisors IV, LLC

By:
   ---------------------------------------
   Name:
   Title:



BEACON PRIVATE EQUITY, INC.

By:
   ---------------------------------------
   Name:
   Title:



BEACON CAPITAL PARTNERS, L.P.

By:  Beacon Capital Partners, Inc.,
     its General Partner

By:
   ---------------------------------------
   Name:
   Title:

STRATEGIC REAL ESTATE
INVESTMENTS I, L.L.C.

By:
   ---------------------------------------
   Name:
   Title: